UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


                           CURRENT REPORT

           Pursuant to Section 13 or 15(d) of
           the Securities Exchange Act of 1934



                  April 28, 1998
-------------------------------------------------
          Date of Report (Date of earliest event
reported)



          Harnischfeger Industries, Inc.
-------------------------------------------
(Exact name of registrant as specified in its charter)



   Delaware         1-9299             39-1566457
--------------------------------------------------
(State or other   (Commission      IRS Employer
 jurisdiction of  File Number)  Identification No.
 incorporation)



 13400 Bishops Lane, Brookfield, Wisconsin 53005
 -------------------------------------------------
 (Address of principal executive offices)


                  (414) 671-4400
------------------------------------------------
(Registrant's telephone number, including area
code)
--------------------------------------------
(Former name or former address, if changed since last report)


Item 5.   Other Events

          On March 30, 1998, Harnischfeger
          Industries, Inc. (the "Company")
          completed the sale of approximately 80%
          of the common stock of the Company's P&H
          Material Handling ("Material
          Handling")business, a leading supplier
          of through-the-air cranes, hoists and
          dock-side cranes for industrial and
          shipyard settings, to Chartwell
          Investments, Inc.  The Company will
          retain approximately 11% of the
          outstanding voting securities and will
          hold one of eight Board of Directors
          seats of Material Handling.

          Included in this Form 8-K are 1997 and
          first quarter 1998 Quarterly Income
          Statements and 1997 and first quarter
          1998 selected Quarterly Segment
          Information, all restated to reflect
          Material Handling as a discontinued
          operation.

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Consolidated Statements of Income-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                            1997
                           ---------------------------------
                                              6 Months
                           1st QTR        2nd QTR          Y-T-D
                          --------       --------      ---------
Revenues

  Net Sales                    $619,429       $697,506      $1,316,935
  Other Income                    7,384         12,190         19,574
                           -------        -------      ---------
                           626,813        709,696      1,336,509

  Cost of Sales                 466,845        531,982        998,827
  Product Development,
    Selling and
    Administrative
    Expenses                     99,664         96,796        196,460
                           -------        -------      ---------
     Operating Income                 60,304         80,918        141,222

  Interest Expense-Net               (16,276)       (17,736)       (34,012)
                           -------        -------      ---------
    Income from Continuing
      Operations before
      Provision for Taxes
      and Minority Interest           44,028         63,182        107,210

  Provision for Income
     Taxes                      (15,409)       (22,093)       (37,502)
  Minority Interest              (2,287)        (2,961)        (5,248)
                           -------        -------      ---------
   Income from Continuing
     Operations                  26,332         38,128         64,460

  Income from Discontinued
    Operation, net of
    applicable income taxes            4,526          6,843         11,369
  Extraordinary Loss
    on Retirement of Debt,
    net of applicable
    income taxes                 -         -         -
                           -------        -------      ---------
Net Income                     $ 30,858       $ 44,971      $   75,829
                           =======        =======      =========

EPS-Basic
  Income from continuing
    operations                    $0.55          $0.80          $1.35
  Income from discontinued
    operation                 0.10      0.14      0.24
  Extraordinary loss on
    retirement of debt                -         -         -
                         ----      ----      ----
Net Income Per Common Share            $0.65          $0.94          $1.59
                         ====      ====      ====

Shares Outstanding- Basic        47,720         47,937         47,828
                            ======         ======         ======
EPS-Diluted
  Income from continuing
    operations                    $0.55          $0.79          $1.34
  Income from discontinued
    operation                 0.09      0.14      0.23
  Extraordinary loss on
    retirement of debt                -         -         -
                         ----      ----      ----
Net Income Per Common Share            $0.64          $0.93          $1.57
                         ====      ====      ====

Shares Outstanding- Diluted           48,258         48,407         48,333
                            ======         ======         ======

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Consolidated Statements of Income-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                          1997
                           --------------------------------
                                    9 Months
                           3rd QTR          Y-T-D        4th QTR
                          --------       --------      ---------
Revenues

  Net Sales                    $704,212      $2,021,147      $714,041
  Other Income                    5,417         24,991          2,190
                           -------      ---------        -------
                           709,629      2,046,138        716,231

  Cost of Sales                 540,222      1,539,049        541,298
  Product Development,
    Selling and
    Administrative
    Expenses                    102,821        299,281        101,868
                           -------      ---------        -------
     Operating Income                 66,586        207,808         73,065

  Interest Expense-Net               (18,444)       (52,456)       (19,689)
                          --------      ---------        -------
    Income from Continuing
      Operations before
      Provision for Taxes
      and Minority Interest           48,142        155,352         53,376

  Provision for Income
     Taxes                      (15,315)       (52,817)       (18,138)
  Minority Interest              (2,755)        (8,003)        (1,993)
                          --------      ---------        -------
   Income from Continuing
     Operations                  30,072         94,532         33,245

  Income from Discontinued
    Operation, net of
    applicable income taxes            5,818         17,187          7,876
  Extraordinary Loss
    on Retirement of Debt,
    net of applicable
    income taxes                 -         -        (12,999)
                           -------       --------        -------
Net Income                     $ 35,890      $ 111,719       $ 28,122
                           =======       ========        =======

EPS-Basic
  Income from continuing
    operations                    $0.63          $1.98          $0.69
  Income from discontinued
    operation                 0.12      0.36      0.17
  Extraordinary loss on
    retirement of debt                -         -          (0.27)
                         ----      ----          -----
Net Income Per Common Share            $0.75          $2.34          $0.59
                         ====      ====          =====

Shares Outstanding- Basic        47,972         47,876         47,679
                            ======         ======         ======
EPS-Diluted

  Income from continuing
    operations                    $0.62          $1.96          $0.69
  Income from discontinued
    operation                 0.12      0.35      0.17
  Extraordinary loss on
    retirement of debt                -         -          (0.27)
                         ----      ----          -----
Net Income Per Common Share            $0.74          $2.31          $0.59
                         ====      ====          =====

Shares Outstanding- Diluted           48,377         48,347         48,003
                            ======         ======         ======



HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Consolidated Statements of Income-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                  1997                     1998
                              -----------    ----------
                              12 Months
                                  Y-T-D        1st QTR
                              ---------       ---------
Revenues
  Net Sales                        $2,735,188      $557,844
  Other Income                        27,181         10,010
                              ---------        -------
                              2,762,369        567,854

  Cost of Sales                    2,080,347        422,600
  Product Development,
    Selling and
    Administrative
    Expenses                         401,149         97,837
                              ---------        --------
     Operating Income                     280,873         47,417

  Interest Expense-Net                    (72,145)       (18,295)
                              ---------        --------
    Income from Continuing
      Operations before
      Provision for Taxes
      and Minority Interest               208,728         29,122

  Provision for Income
     Taxes                           (70,955)        (9,897)
  Minority Interest                   (9,996)     (900)
                              ---------        --------
   Income from Continuing
     Operations                      127,777         18,325

  Income from Discontinued
    Operation, net of
    applicable income taxes                25,063          3,404
  Extraordinary Loss
    on Retirement of Debt,
    net of applicable
    income taxes                     (12,999)        -
                              ---------        --------
Net Income                         $  139,841      $ 21,729
                              =========        ========

EPS-Basic

  Income from continuing
    operations                         $2.67          $0.39
  Income from discontinued
    operation                      0.53      0.07
  Extraordinary loss on
    retirement of debt                      (0.27)        -
                                  -----          -----
Net Income Per Common Share                 $2.93          $0.46
                                  =====          =====

Shares Outstanding- Basic             47,827         46,742
                                 ======         ======
EPS-Diluted

  Income from continuing
    operations                         $2.65          $0.39
  Income from discontinued
    operation                      0.52      0.07
  Extraordinary loss on
    retirement of debt                      (0.27)        -
                                  -----          -----
Net Income Per Common Share                 $2.90          $0.46
                                  =====          =====

Shares Outstanding- Diluted                48,261         46,941
                                 ======         ======
/TABLE

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Segment Information-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                                                  1997
                                                  ---------------------------------
                                                   6 Months
NET SALES                            1st QTR        2nd QTR          Y-T-D
                                -------        -------       --------
Mining Equipment                    $350,454       $365,392       $715,846
Pulp and Paper Machinery             268,975        332,114        601,089
                                -------        -------      ---------
    Total Continuing
     Operations                     $619,429       $697,506      $1,316,935
                                =======        =======      =========

OPERATING INCOME                                        6 Months
                                1st QTR        2nd QTR          Y-T-D
                                -------        -------       --------
Mining Equipment                    $ 45,078       $ 57,057      $  102,135
Pulp and Paper Machinery              20,874         29,461         50,335
                                -------        -------      ---------
    Total Continuing
      Operations                      65,952         86,518        152,470

Corporate                             (5,648)        (5,600)       (11,248)
                                -------        -------      ---------
    Operating Income                $ 60,304       $ 80,918      $ 141,222
                                =======        =======      =========

ORDERS BOOKED                                           6 Months
                                1st QTR        2nd QTR          Y-T-D
                                -------        -------       --------
Mining Equipment                    $378,417       $365,972       $744,389
Pulp and Paper Machinery             403,042        402,049        805,091
                                -------        -------      ---------
    Total Continuing
      Operations                    $781,459       $768,021      $1,549,480
                                =======        =======      =========

HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Segment Information-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                                                        1997
                                                  --------------------------------
                                         9 Months
NET SALES                            3rd QTR          Y-T-D        4th QTR
                                -------      ---------        -------
Mining Equipment                    $329,204      $1,045,050      $422,291
Pulp and Paper Machinery             375,008        976,097        291,750
                                -------      ---------        -------
    Total Continuing
     Operations                     $704,212      $2,021,147      $714,041
                                =======      =========        =======

OPERATING INCOME                              9 Months
                                3RD QTR          Y-T-D        4TH QTR
                                -------       --------        -------
Mining Equipment                    $ 44,260      $  146,395      $ 55,408
Pulp and Paper Machinery              28,005         78,340         25,745
                                -------      ---------        -------
    Total Continuing
      Operations                      72,265        224,735         81,153

Corporate                             (5,679)       (16,927)        (8,088)
                                -------      ---------        -------
    Operating Income                $ 66,586      $ 207,808       $ 73,065
                                =======      =========        =======

ORDERS BOOKED                                 9 Months
                                3RD QTR          Y-T-D        4TH QTR
                                -------      ---------       --------
Mining Equipment                    $292,210      $1,036,599      $353,562
Pulp and Paper Machinery             292,703      1,097,794        274,291
                                -------      ---------        -------
    Total Continuing
      Operations                    $584,913      $2,134,393      $627,853
                                =======      =========        =======


HARNISCHFEGER INDUSTRIES, INC.
Summary of 1997 and 1998 Segment Information-
Restated for P&H Material Handling as a Discontinued Operation
(in thousands)


                                                                             1997                 1998
                                        -----------     ---------
                                        12 Months
NET SALES                                     YTD        1st QTR
                                        ---------       --------

Mining Equipment                             $1,467,341      $321,122
Pulp and Paper Machinery                     1,267,847        236,722
                                        ---------        -------
    Total Continuing
     Operations                              $2,735,188      $557,844
                                        =========        =======

OPERATING INCOME                             12 Months
                                         YTD        1st QTR
                                        ---------       --------
Mining Equipment                             $  201,803      $ 38,527
Pulp and Paper Machinery                       104,085         14,507
                                        ---------        -------
    Total Continuing
      Operations                               305,888         53,034

Corporate                                      (25,015)        (5,617)
                                        ---------        -------
    Operating Income                         $ 280,873       $ 47,417
                                        =========        =======

ORDERS BOOKED                                12 Months
                                         YTD        1st QTR
                                        ---------       --------
Mining Equipment                             $1,390,161      $303,340
Pulp and Paper Machinery                     1,372,085        303,376
                                        ---------        -------
    Total Continuing
      Operations                             $2,762,246      $606,716
                                        =========        =======

                     SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    HARNISCHFEGER INDUSTRIES, INC.
                            (Registrant)

April 28, 1998                               By /s/ James C. Benjamin
                                        ------------------------
                                        James C. Benjamin
                                        Vice President, Controller
                                        And Chief Accounting Officer